Exhibit 10.1



                             DEED OF LEASE AGREEMENT

THIS DEED OF LEASE AGREEMENT (this "Lease"), is made as of this 22nd day of September, 2006 , by and between IPofA Water View, LLC, a Delaware limited liability company (the "Landlord"), First Montauk Financial Corp., a New Jersey corporation (the "Tenant").

                                   WITNESSETH

That for and in consideration of the below stated rent and other terms and conditions stipulated in this Lease, Landlord does hereby lease to Tenant and Tenant does hereby rent from Landlord the following described premises located in the County of Monmouth, New Jersey, and more particularly described or shown on Exhibit A, attached hereto and by this reference made a part hereof (the "Leased Premises"). The Useable Square Footage is estimated to be approximately 29,800 square feet, subject to adjustment based upon the actual measurements.

1.       TERM:
         The term of this Lease (the "Term") shall be for ONE HUNDRED AND TWENTY
(120) months and shall commence on the 22nd day of, September 2006 (the "Commencement Date"), and shall end on the 21st day of September, 2016 (the "Expiration Date"). The twelve-month period following each anniversary of the Commencement Date is referred to herein as a "Lease Year". Notwithstanding anything contained herein to the contrary, Landlord and Tenant mutually agree that if the Leased Premises cannot be delivered to Tenant on the Commencement Date for any reason, then the Commencement Date shall be adjusted to the date possession is given to Tenant and the Expiration Date will be adjusted to reflect the Term of this Lease as contemplated herein, and Tenant agrees that it shall not be entitled to any damages, rights or remedies whatsoever which Tenant might otherwise have by reason of possession of the Leased Premises not being given on the originally contemplated Commencement Date; provided, however, that if Landlord is unable to give possession of the Leased Premises to Tenant on the Commencement Date due to work undertaken by Landlord at Tenant's request, then the Rent (as hereinafter defined) shall nevertheless commence as scheduled on the Commencement Date without abatement or allowance and the Expiration Date and the Term of this Lease shall not be adjusted.

2.       RENT:
         Tenant hereby agrees to pay Landlord, as rent for the Leased Premises, without any demand, offset, or reduction whatsoever, an annual sum of SEVEN HUNDRED THIRTY-THREE THOUSAND EIGHTY AND XX/00 Dollars ($733,080.00), payable in equal monthly installments in the monthly amount of SIXTY-ONE THOUSAND NINETY AND 90/100 Dollars ($61,090.00) each, payable in advance beginning on the Commencement Date and continuing thereafter on the first day of each succeeding month for the Term of the Lease (together with the Renewal Rent, as hereinafter defined, and all additional charges and rentals, hereinafter referred to as the "Additional Rent", the "Rent"). All Rent payments shall be made at the office of Landlord and made payable to the property manager, IPofA Water View PM, LLC, as Landlord's agent, at 10800 Midlothian Turnpike, Suite 309, Richmond, Virginia 23235, or such other address as Landlord may direct in writing.

         Rental payments will be reduced pro rata to the space actually occupied by tenant during the refit and buildout period and will be recalculated each month as the refit and build out is completed.

         A.       ADDITIONAL RENT:
         Tenant further shall pay as Additional Rent, which Additional Rent shall be payable at the same time as, and in addition to, the aforesaid Rent, Tenant's Proportionate Share (hereafter defined) of the increase in Landlord's expenses for real estate taxes and common area maintenance. Tenant's Proportionate Share of such increase shall be determined by multiplying the total cost thereof by a fraction, the numerator of which is the Leaseable square footage of the Leased Premises, and the denominator of which is the total rentable square footage in the building in which the Leased Premises are located.

         B.       LATE CHARGES:
         Any Rents or Additional Payments as herein described not paid when due shall bear interest at the rate of the lesser of (i) 12% per annum, or (b) the highest interest rate per annum permitted under the laws of the State in which the Premises are located, or under federal law, to the extent applicable.
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         C.       RENT FOR RENEWAL LEASE TERMS:
         In the event that Tenant exercises a Renewal Option (as hereinafter defined) to extend this Lease under the Renewal Lease Terms (as hereinafter defined) pursuant to Section 14, the Rent for such Renewal Lease Term shall be payable in equal monthly installments on the first day of each month, the amount to be Fair Market Value.


         D.       OPERATING EXPENSES:
         The Operating Expenses to be paid by the Tenant shall be paid monthly in advance with installments of base annual rental based upon reasonable estimates for such charges made by Landlord. An adjustment shall be made for Operating Expenses on a calendar year basis when the actual costs from the preceding year and reasonable estimates for the upcoming year have been determined. Operating Expenses shall be prorated on a monthly basis for any partial calendar year.

         In the event the annual reconciliation reveals a balance due from Tenant, Landlord will invoice Tenant for the remaining balance of its Operating Expenses. Tenant shall have thirty (30) days from the date of such invoice to pay Landlord the balance due. Should the annual reconciliation reveal an overpayment by Tenant, Landlord shall notify Tenant of such overpayment and apply a credit to Tenant's account. Should there be an overpayment by Tenant during the last lease year, Landlord shall notify Tenant of such overpayment and upon Tenant's request, refund any monies due to Tenant within forty-five (45) days after receipt of such request from Tenant.

         For purposes of this Agreement, the term "Operating Expenses" means all costs and expenses of every kind and nature paid or incurred by Landlord in its discretion in operation and maintenance of the Premises. Such costs shall include (but shall not be limited to) all direct costs of operation and maintenance of the Premises as determined by standard accounting practices and shall include by way of illustration, but is not limited to: ad valorem real and personal property taxes, hazard and liability insurance premiums, utilities, heat, air conditioning, janitorial service, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, water and sewer charges; utilities system installation charges; fees for required business licenses and permits; costs of supplies; costs for utilities serving the the Premises (including on and off-site utilities and facilities such as sewer lift stations, retention/detention ponds, drainage facilities, roadways, driveways, and all expenses relating thereto); security; common area improvements; elevators and stairways; project related legal and accounting costs; solid waste assessments; costs of operation and maintenance of lift stations; property management fees at the rate of five percent (5%) of the base annual rental, percentage rent and additional rental which may be payable to Landlord or a third party; costs of equipping, cleaning, lighting, traffic control, striping, resurfacing, resealing, snow removal and maintaining all parking facilities and driveways; reserves for repairs, maintenance and replacement of building facilities; costs for painting exterior walls; costs for maintaining and monitoring fire sprinkler systems and costs for the maintenance, planting, replanting and replacement of all landscaping and gardening and the maintenance of sprinkler or irrigation systems for such landscaping or gardening. "Operating Expenses" shall not, however, include depreciation on the Premises or equipment therein, interest, executive salaries, real estate brokers' commissions, or other expenses that do not relate to the operation of the Premises.


3.       SECURITY DEPOSIT:
         Tenant shall deposit with Agent upon execution of this Lease the sum of $0.00 as security for the full and faithful performance by Tenant of Tenant's obligations contained in this Lease (the "Security Deposit"). Agent shall maintain the Security Deposit in a non-interest bearing account. If Tenant fails to pay any amount which Tenant is obligated to pay pursuant to this Lease or fails to perform any other obligation for which it is liable under this Lease, Landlord may, at its option (but Landlord shall not be obligated to), apply any portion of such Security Deposit to any damages incurred by Landlord, any sums advanced by Landlord, any commissions due to Agent and all other amounts to which Landlord is entitled upon Tenant's failure to perform or comply with all of its obligations under this Lease. Any such application by Landlord shall not waive the default created by Tenant's failure to pay or perform. If any portion of the Security Deposit is so applied by Landlord, Tenant shall, within five (5) days after demand from Landlord, restore the Security Deposit held by Landlord to its original amount. After the Expiration Date, the Security Deposit, less amounts charged against same, shall be refunded to Tenant within thirty (30) days after Tenant has paid all amounts owed and performed all of its obligations under this Lease.


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4.       [INTENTIONALLY DELETED]

5.       USE OF LEASED PREMISES:
         Tenant shall use the Leased Premises solely for general office use, and not for medical or retail uses unless otherwise permitted in this Lease, and in strict accordance with all applicable codes, laws, ordinances and regulations of all governmental authorities and all applicable restrictions, covenants and agreements. Tenant shall not use the Leased Premises for any other purpose without the prior written consent of Landlord, in its sole discretion. Tenant will not use or permit or suffer the use of the Leased Premises for any unlawful or offensive business or purpose. Tenant will not, without the prior written consent of Landlord, in its sole discretion, use or permit the walls, fences, roof or any other part of the Leased Premises to be used for advertising purposes. Tenant will not store upon the Leased Premises any combustible or explosive materials. Tenant acknowledges that the Leased Premises are suitable for the proposed business use and is in compliance with all ordinances, regulations, zoning and municipal state, or federal law as relates to the Leased Premises and Tenant's intended use thereof.
         Landlord shall have the right, in its sole discretion, to prescribe the weight, size and proper location of safes and other weighty articles before the same are admitted into the building, and any damage done to the building in the putting in or out of such articles, or during the time they are in or on the Leased Premises, shall be made good by Tenant. All persons employed by or contracted with by Tenant for repairs, alterations, or the moving of safes, furniture or other bulky articles in and out of the building and the Leased Premises must be acceptable to Landlord and shall be at Tenant's sole cost and liability, and such work is to be done only at a time designated by Landlord.

6.       CONDITION OF LEASED PREMISES:
         Landlord makes no warranty or representation, expressed or implied, with respect to the Premises or the condition thereof or the location, use, description, design, merchantability, fitness for use, fitness for any particular purpose, condition or durability thereof, or its condition of title, it being agreed that all risks incident thereto are to be borne by Tenant.
         Tenant shall take the Premises in an "As Is" condition as of the Commencement Date. No damage or destruction of the Premises from whatever cause prior to the Commencement Date shall in any way affect this Lease or the Base Rent or Additional Rent hereunder.

7.       TENANT SIGN APPROVAL:
         Tenant may install Tenant's sign in the place designated for Tenant's sign on the Leased Premises or on the building containing the Leased Pemises, provided Tenant's sign meets Landlord's criteria, size requirements, and any applicable local, state or federal laws, ordinances, rules and regulations and provided further that such sign shall be subject to Landlord's prior written approval as to material, color, design and content.
         Tenant must deliver to Landlord two (2) copies of detailed plans and specifications of Tenant's proposed sign showing the size, shape and color of Tenant's proposed sign for Landlord's approval. If Tenant fails to properly maintain signage, Landlord, at Tenant's expense, shall have the right, but not the obligation to repair Tenant's sign. Any expense incurred by Landlord for maintaining Tenant's sign shall be payable hereunder as Additional Rent.
         Prior to the expiration or sooner termination of this Lease, Tenant shall remove all signage and repair any holes or damage.

8.       [INTENTIONALLY DELETED]


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9.       INSURANCE REQUIREMENTS:
A.       MAINTENANCE OF INSURANCE:
         Tenant shall, at Tenant's sole cost and expense, at all times throughout the Term of this Lease, maintain insurance on the Premises for the mutual benefit of Landlord and Tenant in accordance with the insurance requirements set forth on Exhibit B of this Lease.

B.       POLICIES AND CERTIFICATES:
         All insurance provided for under this Lease shall be effected under valid enforceable policies issued by insurers of responsibility and licensed to do business in the State where the Premises are located. The original policies and the certificates for the policies under Section 9A shall be delivered to Landlord within five days of Tenant's receipt of Landlord's written request therefor. Prior to the expiration date of any policy required pursuant to this Article, the original renewal policy (or the certificate as concerns the insurance required pursuant to Section 9A) for such insurance shall be delivered by Tenant to Landlord, together with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (a) no act or omission by the Tenant shall impair or affect the rights of the insured to receive and collect the proceeds under the policies, (b) such policies shall not be cancelled except upon not less than 10 days' prior written notice to each named insured and loss payee, and (c) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises.

C.       LOSS PAYABLE:
         The loss, if any, under all policies of insurance of the kind referred to in Section 9A shall be payable to Tenant, unless the casualty results in Tenant's termination of this Lease pursuant to the provisions of Article XV, in which event the loss shall be payable to Landlord. All policies of insurance of the kind aforesaid shall expressly provide that all losses thereunder shall be adjusted and paid as provided in Sections 9D and 9E.

D.       ENDORSEMENTS:
         All policies under Sections 9A shall contain endorsements that the rights of the insured to receive and collect the proceeds shall not be diminished because of any additional insurance carried by Tenant on Tenant's own account.

E.       TENANT'S INDEMNITY:
         The requirements of this Article shall not be deemed or construed to negate or modify Tenant's obligations to defend and indemnify Landlord pursuant to the provisions of this Lease, or to negate or modify Tenant's obligations to restore the Premises following a Taking or casualty pursuant to the provisions of this Lease.

F.       ADDITIONAL INSUREDS:
         Notwithstanding anything herein to the contrary, the holder of the Permitted Mortgage (including, without limitation, any assignee of the Permitted Mortgage) shall be named an additional insured under any liability policies and proceeds under such other policies shall be payable to holder or such assignee as a mortgagee under a standard mortgagee clause in favor of, and acceptable to, such holder or such assignee. Tenant's obligations hereunder to deliver certificates of insurance or original insurance polices to Landlord shall, during the time the Permitted Mortgage is in existence, include delivery of such items to such lender in addition to (or where necessary in lieu of) delivery of such items to Landlord. To the extent that any insurance proceeds are paid to the lender under the Permitted Mortgage in accordance with the requirements of the Permitted Mortgage, such payment (and, as applicable, the use of any such proceeds by Tenant to repair any related damage in accordance with the terms of the Permitted Mortgage), will be deemed to satisfy Tenant's obligations under the Lease, including Article XIII, where such proceeds would, without such Permitted Mortgage, be available to Tenant to perform its repair obligations under this Lease. Tenant's and Landlord's rights in and to any insurance proceeds are subject to the rights of the holder of the Permitted Mortgage under the Permitted Mortgage.

10.      ASSIGNMENT AND SUBLETTING:
         Tenant shall not assign this Lease or sublet the Leased Premises, in whole or in part, without Landlord's prior written consent, in Landlord's sole discretion. If consent to assign or sublease is obtained or if a new lease is entered into, as hereinafter provided, no such assignment or sublease shall in any way release or relieve Tenant or any guarantor from any of its covenants or undertakings contained in this Lease. Tenant and any guarantor shall remain liable on this Lease during the Term and all Renewal Lease Terms. Tenant's request for consent to any subletting or assignment of this Lease shall be accompanied by a written statement setting forth the details of the proposed sublease or assignment and any other information Landlord deems relevant. Upon receipt thereof, Landlord shall have the right to terminate this Lease as of the effective date of such sublease or assignment and enter into a direct lease with the proposed assignee or subtenant. Tenant shall be liable for reasonable fees incurred by the Landlord in connection with any assignment of this Lease or subletting of the Leased Premises or any part thereof, including, but not limited to, reasonable attorneys' fees. No consent to an assignment or sublease shall be deemed to constitute a waiver by Landlord of its right to consent to any subsequent assignments or subleases.

11.      [INTENTIONALLY DELETED]

12.      REPAIRS AND ALTERATIONS:

         A.       REPAIRS:
         Throughout the Term of the Lease, Tenant shall be obligated to pay for all repairs and replacements of the Premises, including the structure, foundation, roof, exterior walls, and parking lot.

         B.       ALTERATIONS:
         Tenant shall make no other improvements except as otherwise further set forth herein. Tenant will make no alterations in or additions or improvements to the Leased Premises without first obtaining the written consent of Landlord, in Landlord's sole discretion. Landlord shall have the right to approve the plans for, and designate the contractors and/or workmen to perform any such work, and all additions and improvements made by Tenant shall become the property of Landlord immediately upon completion thereof; provided, however, that Landlord, by giving written notice to Tenant not less than two (2) months prior to the expiration of this Lease, or any continuance or renewal thereof, may require Tenant to remove any alterations, additions or improvements and to restore the Leased Premises to the condition in which they were on the Commencement Date.

13.      DESTRUCTION OF LEASED PREMISES, CONDEMNATION:

         A.       DESTRUCTION OF LEASED PREMISES:
         If the Leased Premises are damaged by fire or other casualty, then Landlord shall repair and restore the Leased Premises to substantially the same condition of the Leased Premises immediately prior to such casualty, subject to the following terms and conditions: (i) The casualty must be insured under Landlord's insurance policies, and Landlord's obligation is limited to the extent of the insurance proceeds received by Landlord. Landlord's duty to repair and restore the Leased Premises shall not begin until receipt of the insurance proceeds; (ii) Landlord's mortgagee(s) must permit the insurance proceeds to be used for such repair and restoration; and (iii) Landlord shall have no obligation to repair and restore Tenant's trade fixtures, decorations, signs, contents or any of Tenant's improvements to the Leased Premises.
         Landlord shall have the option of terminating this Lease if: (i) The Leased Premises are rendered wholly untenantable; (ii) The Leased Premises are damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (iii) Landlord's mortgagee(s) do not permit a sufficient amount of the insurance proceeds to be used for restoration purposes;
(iv) The Leased Premises are damaged in whole or in part during the last two years of the Term, or during any Renewal Lease Term; (v) the insurance proceeds received by Landlord are insufficient to repair and restore the Leased Premises to the condition described above; or (vi) The building containing the Leased Premises is damaged (whether or not the Leased Premises are damaged) to an extent of twenty-five percent (25%) or more of the fair market value thereof. Tenant shall vacate and surrender the Leased Premises to Landlord within fifteen
(15) days after receipt of Landlord's notice of termination.

         Unless terminated, the Lease shall remain in full force and effect, and Tenant shall promptly repair, restore or replace Tenant's trade fixtures, decorations, signs, contents and all of Tenant's improvements to the Leased Premises. All repair, restoration and replacement by Tenant shall be at least to the same condition as existed prior to the casualty. The proceeds of all insurance carried by Tenant on its property shall be held in trust by Tenant for the purposes of such repair, restoration and replacement.
         If the Leased Premises are rendered wholly untenantable by the casualty, then the Rent and other payments under the Lease payable by Tenant shall be fully abated. If the Leased Premises are only partially damaged, then Tenant shall continue the operation of Tenant's business in any part not damaged to the extent reasonably practicable from the standpoint of prudent business management, and Rent and other charges shall be abated proportionately to the portion of the Leased Premises rendered untenantable. The abatement shall be from the date of the casualty until the Leased Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Leased Premises, whichever shall first occur. However, if the casualty is caused by the negligence or other wrongful conduct of Tenant or Tenant's subtenants, licensees, contractors or invitees successors or assigns, or their respective agents or employees, there shall be no abatement of Rent.
         The abatement of Rent set forth above is Tenant's exclusive remedy against Landlord in the event of casualty. Tenant hereby waives all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Leased Premises and/or for any loss of business, loss of profits, inconvenience or annoyance by any casualty and any resulting damage, destruction, repair or restoration.

         B.       CONDEMNATION:
         If all of the Leased Premises is taken under the power of eminent domain (or by a conveyance in lieu thereof) (a "Taking"), or if only a portion of the Leased Premises are so taken such that the remaining portion thereof are unusable or unsuitable for the continued feasible and economic occupancy of the Leased Premises for the use permitted in Section 5 of this Lease, then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Leased Premises is taken and the remainder is suitable for the continued feasible and economic occupancy of the Leased Premises for the use permitted in Section 5 of this Lease, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the Taking. Landlord shall use commercially reasonable efforts to make all necessary repairs and restorations to the Leased Premises within one hundred eighty (180) days after the Taking (the "Restoration Period") so that the Leased Premises shall constitute a complete architectural unit and serve the functions originally contemplated therefor under this Lease. Notwithstanding any provision in this Lease to the contrary, Tenant shall have the right to terminate this Lease upon a partial Taking if Landlord shall not complete or be unable to complete all necessary restorations or repairs within the Restoration Period, by giving written notice thereof to Landlord within fifteen (15) days after the end of the Restoration Period (as extended by any Force Majeure delays). To the extent that Landlord receives an award from the condemning authority specifically designated for Tenant's relocation, moving or storage expenses, the loss of Tenant's personal property or Tenant's improvements, Tenant shall be entitled to claim compensation from the condemning authority therefor. Except as provided in the preceding sentence, Tenant shall not be entitled to any part of Landlord's award relating to any Taking of the Leased Premises or any part thereof, including but not limited to, the value of the unexpired leasehold interest in the Leased Premises.

14.      RENEWAL:
         Tenant shall have the right to extend the Lease for two (2) additional five (5) year periods on the same terms and conditions as those contained in the original term provided that the rent shall be determined at the Fair Market Rate, as determined by Landlord, on each anniversary of the Commencement Date. This option is contingent upon the following (i) Tenant is not in default at the time Tenant gives Landlord written notice of Tenant's intention to exercise the Renewal Option; (ii) upon the Expiration Date or the expiration of any Renewal Lease Term, Tenant has no outstanding default; (iii) no event has occurred that upon notice or the passage of time would constitute a default; and (iv) Tenant is occupying the Premises. Tenant shall exercise each Renewal Option by giving Landlord written notice at least one hundred twenty (120) days prior to the Expiration Date or the last day of any Renewal Lease Term. If Tenant fails to give such notice to Landlord prior to said one hundred twenty (120) day periods, then Tenant shall forfeit the Renewal Option.

15.      HOLDING OVER:
         If Tenant shall remain in possession of the Leased Premises or any part thereof after the expiration or termination of the Term of this Lease, whether by lapse of time or otherwise, then Tenant shall pay Landlord base monthly rental equal to 150% of the base monthly rental payable immediately prior to such expiration or termination, and Tenant also shall pay all damages sustained by Landlord, whether direct or consequential, on account thereof. Such holdover shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during such period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as may be herein provided. The provisions of this paragraph shall not be held as a waiver by Landlord of any right of re-entry, or any other right of Landlord as provided under this Lease or at law or in equity; nor shall the receipt of any Rent or any other act in apparent affirmance of tenancy, operate as a waiver of the right to terminate this Lease and the Term for the period still unexpired, for any breach of any of the covenants herein.

16.      ACCESS BY LANDLORD:
         Tenant shall permit Landlord and its authorized representatives to enter upon the Leased Premises and all parts thereof during business hours (and in emergencies at all times) for the purposes of inspecting the same, making repairs, additions, alterations or improvements or to enforce and carry out any provision of this Lease and for the further purpose of showing the Leased Premises to prospective tenants and purchasers and representatives of lending institutions. Following any default by Tenant under this Lease or during the last six (6) months of the original Term and all renewals or extensions thereof, Landlord shall have the right to place "For Rent" signs in conspicuous places on the Leased Premises and to otherwise advertise the Leased Premises for rent, in addition to having the rights of entry and inspection set forth herein.

17.      DEFAULT BY TENANT:
         Tenant shall be in default under this Lease if Tenant: (i) fails to pay when due any Rent, Additional Rent or any other payment which Tenant is obligated to pay, as provided in this Lease; (ii) except as otherwise specifically provided herein, breaches any other agreement, covenant or obligation in this Lease and such breach is not remedied within thirty (30) days after Landlord gives Tenant notice specifying the breach, or if such breach cannot, with due diligence, be cured within thirty (30) days, if Tenant does not commence to cure such default within said thirty (30) day period and thereafter prosecute the cure of such default as quickly as reasonable practicable (provided that no such notice to Tenant and opportunity to cure shall be necessary more than once during any twelve (12) month period); (iii) files any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court, or has such a petition or action filed against Tenant which is not stayed or vacated within sixty (60) days after filing; (iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and the appointment is not stayed or vacated within thirty (30) days), or makes an assignment for the benefit of creditors; (v) vacates the Leased Premises or advertises in any manner that would indicate or lead the public to believe that Tenant was going out of business or intending to vacate the Leased Premises; or
(vi) assigns this Lease or sublets the Leased Premises or any part thereof in violation of the provisions of this Lease. Tenant shall also be deemed to be in

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default of this Lease if (i) any guarantor breaches the terms of a Guaranty attached to this Lease as an addendum hereto; (ii) any guarantor of this Lease files any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court, or has such a petition or action filed against such guarantor which is not stayed or vacated within sixty (60) days after filing; (iii) any guarantor of this Lease makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and the appointment is not stayed or vacated within thirty (30) days, or makes an assignment for the benefit of creditors; or (iv) if any guarantor of this Lease dies or becomes incapacitated.
         In the event of default by Tenant, Landlord may at its option do one or more of the following: (i) terminate this Lease and recover all damages caused by Tenant's breach, including but not limited to, indirect and consequential damages and damages for lost Rent; (ii) repossess and relet the Leased Premises at such rent as Landlord desires; (iii) declare the entire remaining Rent immediately due and payable, such amount to be discounted to its present value at a discount rate equal to the U.S. Treasury Bill or Note rate with the closest maturity to the remaining Term of the Lease as selected by Landlord; (iv) bring action for recovery of all amounts due from Tenant, including, but not limited to, all costs and expenses incurred by Landlord in connection with, arising out of or related to any default or in enforcing its rights and remedies and for placing the Leased Premises in a condition to re-rent and all fees and expenses of attorneys, consultants and experts in all tribunals and whether or not legal proceedings are commenced by or against Landlord or Tenant; (v) seize and hold any personal property of Tenant located in the Leased Premises and assert against the same a lien for monies due Landlord; or (vi) pursue any other remedy available at law or equity.
         All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercising of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by notice delivered to Tenant. The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.
         No acceptance by Landlord of a lesser sum than the Rent, Additional Rent and any other payments then due shall be deemed to be other than on account of the earliest installment of such payment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.
         No payment of money by Tenant to Landlord after the expiration or termination of this Lease shall reinstate or extend the Term, or make ineffective any notice of termination given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Leased Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect the pending suit or any judgment previously obtained.
         Tenant agrees that in addition to all other rights and remedies Landlord may obtain an order for unlawful detainer from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect Rent or damages from Tenant.

18.      SUBORDINATION OF LEASE:
         A.       SUBORDINATION AND ATTORNMENT:
         Tenant agrees to execute and deliver within five (5) days after request to do so from Landlord or any mortgagee an agreement (the "SNDA"): (i) making this Lease superior or subordinate to the interests of the mortgagee; (ii) agreeing to attorn to the mortgagee; (iii) giving the mortgagee notice of, and a reasonable opportunity (which shall in no event be less than ten (10) days for monetary default or thirty (30) days for a non-monetary default after receipt of written notice thereof is delivered to mortgagee) to cure any Landlord default and agreeing to accept such cure if effected by the mortgagee; provided, that within said 10-day or 30-day period, as applicable, such mortgagee shall give Tenant written notice of such mortgagee's desire to cure such default and within said 10-day period such mortgagee shall actually cure such monetary default or within said 30-day period such mortgagee shall commence to cure such non-monetary default and shall thereafter diligently pursue such cure to its conclusion as quickly as practicable; (iv) permitting the mortgagee (or other purchaser at any foreclosure sale or conveyance in lieu thereof), and its successors and assigns, on acquiring Landlord's interest in the Leased Premises and this Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as may accrue after Landlord's interest is so acquired; (v) agreeing to attorn to any successor Landlord; and (vi) containing such other agreements and covenants on Tenant's part as Landlord's mortgagee may reasonably request.

         B.       NON-DISTURBANCE:
         Tenant's obligation to subordinate its interests or attorn to any mortgagee is conditioned upon the mortgagee's agreements not to disturb Tenant's possession and quiet enjoyment of the Leased Premises under this Lease, and to continue this Lease in full force and effect for so long as Tenant is not in default under the terms of this Lease.

         C.       ESTOPPEL CERTIFICATES:
         Tenant agrees to execute and deliver within five (5) days after receipt of a written request thereof and as often as reasonably requested, estoppel certificates confirming any factual matter reasonably requested therein which is true regarding this Lease, the Leased Premises or any part thereof or Tenant's use thereof, including, but not limited to, Effective Date, the Expiration Date of this Lease, the amount of Rent and any other payments required by this Lease, whether or not Tenant has any defenses or offsets to the enforcement of this Lease or the Rent payable hereunder or knowledge of any default or breach by Landlord and that this Lease, together with any modification or amendments, is in full force and effect.

19.      ENVIRONMENTAL COMPLIANCE:
         For the purposes of this Section 19, the term "Environmental Laws" shall mean all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Leased Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or materials including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended.
         Tenant covenants and agrees that it will keep and maintain the Leased Premises at all times in compliance with Environmental Laws. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or materials on the Property (as hereinafter defined). Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought onto the Property any such materials or substances except for use in the ordinary course of Tenant's business, and then only after notice is given to Landlord of the identity of such substances or materials. Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning the presence of hazardous substances or materials on the Leased Premises.
         Tenant shall hold Landlord and Agent free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord or Agent shall incur, or which Landlord or Agent would otherwise incur, by reason of Tenant's failure to comply with this Section 19 including, but not limited to: (i) the cost of full remediation of any contamination to bring the Property into the same condition as immediately prior to the Commencement Date and into full compliance with all Environmental Laws; (ii) the cost of all appropriate tests and examinations of the Leased Premises to confirm that the Leased Premises and any other contaminated areas have been remediated and brought into compliance with all Environmental Laws; and (iii) the fees and expenses of attorneys, engineers, and consultants incurred by Landlord and/or Agent in enforcing and/or confirming compliance with this section.

         Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time, as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Leased Premises to confirm and monitor Tenant's compliance with this Section 19. Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a failure of Tenant to comply with this Section 19, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the Term and within thirty
(30) days thereafter, shall be paid for on demand by Tenant.
         For the purposes of this Section, the term "Property" shall include the Leased Premises, any building of which the Leased Premises may be a part, any common areas appurtenant to the Leased Premises, the real estate upon which the Leased Premises are located; all personal property (including that owned by Tenant); and the soil, ground water, and surface water of the real estate upon which the Leased Premises are located.
         The covenants contained in this Section 19 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and Agent and their respective successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this Section 19.

20. LIMITATION OF LANDLORD'S OBLIGATIONS: Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance or injury to business arising from Landlord, other tenants or others making repairs, alterations, additions or improvements in or to a portion of the building containing the Leased Premises or the Leased Premises, or to fixtures, appurtenances, or equipment thereof, or by reason of the failure of Landlord or others to make any repairs, alterations, additions or improvements in or to a portion of the building containing the Leased Premises or the Leased Premises, or the building's fixtures, appurtenances, or equipment thereof.

21. [INTENTIONALLY DELETED]

22. RESERVED RIGHTS:
         Landlord reserves the following rights: (i) To change the name or street address of the building, or of the door number on the Leased Premises, without liability of Landlord to Tenant; (ii) To enter the Leased Premises during the last ninety (90) days of the Term, provided Tenant shall have removed all or substantially all of Tenant's property from the Leased Premises, for the purpose of altering, renovating, remodeling, repairing or otherwise preparing the Leased Premises for re-occupancy; (iii) To grant to any other tenant the exclusive right to conduct any particular business or undertaking in the building containing the Leased Premises or on Landlord's other property adjacent to the Leased Premises; (iv) To enter the Leased Premises at all times (1) for the making of inspections, repairs, alterations, improvements or additions at or to the Leased Premises or building, as Landlord may deem necessary or desirable, and (2) for any purpose whatsoever related to the safety, protection, preservation or improvement of the Leased Premises or of the building or of Landlord's interest thereon; (v) At any time or times, Landlord, either voluntarily or pursuant to governmental requirement, may make repairs, alterations or improvements in or to the building containing the Leased Premises or any part of the Leased Premises, and during such operations, may close entrances, doors, corridors, elevators or other facilities; (vi) Landlord may require that Tenant relocate its parking to a designated location within walking distance should Landlord ever commence construction work on the parking lot for any reason. Landlord may exercise any or all of the foregoing rights hereby reserved by Landlord without being deemed guilty of an eviction or disturbance of Tenant's use and possession and without being liable in any manner to Tenant and without elimination or abatement of Rent, or other compensation, and such acts shall have no effect upon this Lease.

23.      MISCELLANEOUS:
         The failure of the Landlord to enforce in any one or more instances any term, condition, rule, regulation or covenant as to which Tenant shall be guilty of a breach or be in default, shall not be deemed to waive the right of Landlord to enforce the same or any subsequent breach or default even if Landlord had knowledge of such breach or default at the time of the receipt of any Rent or other sums by Landlord, whether the same be that originally reserved or that which may be payable under any of the covenants or agreements herein contained, or any portion thereof. The acceptance by Landlord of checks or cash from persons other than Tenant shall in no event evidence consent of Landlord to any assignment or sub-lease by Tenant. No waiver or modification of this Lease nor any release or surrender of the same shall be claimed by Tenant unless such waiver or modification or release or surrender be in writing and signed by Landlord.
         Each provision hereof shall bind and inure to the benefit of Landlord and Tenant and as the case may be: if Tenant is an individual, Tenant's legatees, heirs, executors, administrators and personal representatives; Landlord's successors and assigns; if Tenant is a corporation or other entity, its successors; and in the event that Landlord consents to the assignments of this Lease notwithstanding the terms hereof, Tenant's assigns.
         The parties hereto agree that whenever the word "Tenant" and/or "party" is used herein it shall be construed to mean Tenant and/or parties, if there be more than one, and generally, feminine or neuter pronouns shall be substituted for those of the masculine form, and vice versa, and the plural is to be substituted for the singular number in any place herein in which the context shall require such substitution.

24.      QUIET ENJOYMENT:
         Provided Tenant is not in default in the performance of any of its obligations under this Lease, Landlord covenants that Tenant shall have and enjoy quiet and peaceable use and possession of the Leased Premises during the Term of this Lease and any renewals thereof.

25.      [INTENTIONALLY DELETED]

26.      CLAIMS FOR DAMAGES:
         All personal property belonging to Tenant or to any other person, located in or about the building or the Leased Premises shall be there at the sole risk of Tenant or other such person, and neither Landlord nor Agent shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for damage or injury to Tenant or its employees, guests, licensees, contractors, agents, customers or invitees, or to other persons or to other property in and about the building caused by water, fire, snow, frost, or other elements, steam, heat or cold, dampness, falling plaster, sewers or sewage, gas odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, operation or use of elevators, or by any act or neglect of other tenants or occupants of the building or of any other person, or caused in any manner whatsoever. Tenant shall give to Landlord, or its duly authorized agent, immediate written and telephone notice of any accidents to, or defects in any equipment or part of the building and of any fire, to the end that Landlord may promptly remedy such conditions or cause such conditions to be remedied. Tenant shall protect, defend, indemnify and save harmless Landlord and Agent from all losses, liabilities, suits, causes of action, proceedings, penalties, damages, costs and expenses, including, without limitation, fees of attorneys, consultants and experts, sustained by reason of or arising out of or related to, directly or indirectly, in whole or in part, any act or other occurrence causing injury to any person and/or property whomsoever or whatsoever, due directly or indirectly to the use or occupancy of the Leased Premises, the building containing the Leased Premises or any part thereof by Tenant or its employees, guests, invitees or customers. The provisions of this paragraph shall survive the expiration or other termination of this Lease.

27.      LIENS ON LEASED PREMISES:
         Tenant agrees to pay promptly for any work done (or materials furnished) by or on behalf of Tenant in or about the Leased Premises, and Tenant shall not permit or suffer any lien to attach to the Leased Premises by reason of any work, labor, services or materials performed at or furnished to, or claimed to have been performed at or furnished to, the Leased Premises by, or at the direction or sufferance of Tenant or anyone holding the Leased Premises through or under Tenant, and Tenant shall promptly cause any such lien, or any claim therefor, to be released.

28.      LANDLORD'S LIEN:
         In addition to all other remedies, Landlord shall have a lien against all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant now or hereafter located on the Leased Premises and all proceeds therefrom to secure payment of all Rent and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein. No such property shall be removed from the Leased Premises without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all covenants, agreements and conditions hereof have been fully complied with and performed by Tenant.

         Upon the occurrence of a default by Tenant, Landlord may, in addition to any other remedies provided herein, enter the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvement and other personal property of Tenant situated on the Leased Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 29 of this Lease ten
(10) days before the time of sale. Any sale made pursuant to the provision of this section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described Leased Premises or where the property is located after the time, place, and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the city or county in which the Leased Premises are located for five (5) consecutive days before the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including, but not limited to, attorneys' fees and legal expenses) shall be applied as a credit against any amounts owed to Landlord. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith.

29.      NOTICES:
         Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notices or demands shall be deemed given or served, whether or not actually received, when deposited in the United States Postal Service, postage pre-paid, certified or registered mail, addressed to parties hereto at the respective addresses set out below or any other address that may be specified by the parties.

         TO LANDLORD:               IPofA Water View, LLC
         -----------                c/o Investment Properties of America, LLC
                                    10800 Midlothian Turnpike, Ste 309
                                    Richmond, Virginia 23235
                                    Attention: Edward H. Okun

         COUNSEL:                   Gregory Kaplan, PLC
         -------                    1710 E. Franklin Street, Ste 200
                                    Richmond, Virginia 23223
                                    Attention: Richard W. Gregory

         TO TENANT:                 First Montauk Financial Corp.
         ---------                  Parkway 109 Office Center
                                    328 Newman Springs Road
                                    Red Bank, NJ 07701
                                    Attention:

         COUNSEL:                   ---------------------------------------
         --------                   ---------------------------------------
                                    ---------------------------------------
                                    ---------------------------------------


30.      JOINT VENTURE DISCLAIMER:
         Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed.

31.      SEVERABILITY:
         The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

32.      SALE OF LEASED PREMISES:
         Landlord may sell the Leased Premises without affecting the obligations of Tenant hereunder; upon the sale of the Leased Premises, Landlord shall be relieved of all responsibility for the Leased Premises and shall be released from any liability thereafter accruing under this Lease.

33.      FINAL UNDERSTANDING:
         This Lease and all Exhibits and Addenda hereto contain all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease or Exhibits may be modified in writing only, signed by the parties in interest at the time of the modification.

34.      GOVERNING LAW:
         This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are located and venue with respect to any action to construe or enforce this Lease shall be laid in the State where the Premises are located.

35.      [INTENTIONALLY DELETED]

36.      WAIVER OF JURY TRIAL:
         Landlord, Tenant, Agent and the Guarantor(s), if any, hereby knowingly, voluntarily and intentionally waive the right they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with this Lease or the Guaranty, if any, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party.

37.      CAPTIONS:
         The captions or headings throughout this Lease are for convenience and reference only and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

38.      FORCE MAJEURE:
         In the event Landlord shall be delayed or hindered in or prevented from performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, then performance of such act shall be excused for the period of delay and the period for the performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

39.      LIMITATION OF LIABILITY:
         Notwithstanding anything contained herein to the contrary, there shall be absolutely no personal liability on persons, firms or entities which constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant agrees to look solely to the interest of Landlord, its successors and assigns, in the Leased Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder. Such exculpation of personal liability is absolute and without any exception whatsoever.


LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND HAVE HAD AN OPPORTUNITY TO SEEK LEGAL
ADVICE WITH RESPECT TO THIS LEASE. BY EXECUTION OF THIS LEASE LANDLORD AND TENANT EVIDENCE THEIR INFORMED AND VOLUNTARY CONSENT HERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE LEASED PREMISES.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each individual party hereto has hereunto signed his or her name and affixed his or her seal, and each corporate party hereto has caused its name to be signed and its seal to be affixed by its duly authorized officers.


                                    LANDLORD:

Date:  September 22, 2006           IPOFA WATER VIEW, LLC,
     -----------------------        a Delaware Limited Liability Company

                                    By: IPofA Fund Manager, LLC,
                                        a Virginia limited liability company,
                                        its Manager


                                        By: /s/ Edward H. Okun
                                            -----------------------------------
                                            Edward H. Okun, President and CEO


                                    TENANT:

Date:  September 22, 2006           FIRST MONTAUK FINANCIAL CORP,
     -----------------------        a New Jersey corporation,


                                    By: /s/ Victor K. Kurylak
                                       ----------------------------------------
                                    Name:   Victor K. Kurylak
                                    Title:  President, Chief Executive Officer

                                    EXHIBIT A

                         Description of Leased Premises



ALL that certain tract, lot and parcel of land lying and being in the Township of Middletown, County of Monmouth and State of New Jersey, being more particularly described as follows:

Commonly known as Lot(s) 1 Block 1036 on the Tax Map, township of Middletown, County of Monmouth, New Jersey.

                                    EXHIBIT B

                             INSURANCE REQUIREMENTS


         Tenant shall at all times provide and maintain, or cause to be maintained, the following insurance coverages with respect to the Property and the Collateral issued by companies qualified to do business in the State of New Jersey, having a Best's Rating of not less than A-X and otherwise acceptable to Landlord in its sole discretion:

(i) physical insurance on an all-risk basis without exception (including, without limitation, flood required if property is in a "Special Flood Hazard Area" A or V), vandalism and malicious mischief, earthquake, collapse, boiler explosion, sprinkler coverage, cost of demolition, increased costs of construction and the value of the undamaged portion of the building and soft costs coverage) covering all the real estate, fixtures and personal property to the extent of the full insurable value thereof, on a builder's risk non-reporting form prior to completion and occupancy to Occupy Endorsement, having replacement cost and agreed amount endorsements (with deductibles not in excess of 1% of insurable value);

(ii) rent loss or business interruption insurance in an amount equal to one year's projected rentals or gross revenues;

(iii) public liability insurance, with underlying and umbrella coverages totaling not less than $2,000,000 per occurrence and $10,000,000.00 in the aggregate or such other amounts as may be determined by Landlord from time to time;

(iv) automobile liability insurance (including non-owned automobile) with a coverage of $1,000,000 per occurrence during construction;

(v) worker's compensation, employer's liability and other insurance required by law;

(vi) such other insurance coverages in such amounts as Landlord may request consistent with the customary practices of prudent developers and owners of similar properties.

Without limiting the generality of the insurance requirements set forth herein, if commercially available (and up to the fullest amount commercially available) at commercially reasonable rates, either (i) the casualty and property insurance policy required hereunder shall specifically cover "insured losses" as defined in the Terrorism Risk Insurance Act of 2002 (hereinafter referred to as "TRIA"), whether or not TRIA remains in force and effect, or (ii) excess coverage with respect to such "insured losses" shall be provided, which excess coverage must be in an amount, from an insurer, and in accordance with the terms and conditions acceptable to Landlord. The Tenant agrees not to decline coverage for such "insured losses" offered in accordance with TRIA with any casualty and property insurance policy obtained or renewed by the Tenant without notifying the Landlord in writing prior thereto, such notification to include a statement as to the amount of the premium with respect thereto.

         An actual insurance policy or certified copy thereof, or a binder, certificate of insurance, or other evidence of property coverage in the form of Acord 27 (Evidence of Property Coverage), Acord 25 (Certificate of Insurance), or a 30-day binder in form acceptable to Landlord with an unconditional undertaking to deliver the policy or a certified copy within thirty (30) days, shall be delivered at closing of the Loan and prior to the first Loan.

         Flood insurance shall be provided if the property or the collateral is located in a flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1973, as amended, and the Regulations thereunder, or if otherwise reasonably required by Landlord. Landlord, on behalf of the Lenders, shall be named as first mortgagee on policies of all risk-type insurance on the Property, as loss payee on the Collateral and its contents, and as first mortgagee on rent-loss or business interruption coverages related thereto.

         Except with respect to public liability insurance, as to which Landlord, on behalf of the Lenders, shall be named as an additional insured with respect to the Property or the Collateral, all other required insurance coverages shall have a so-called "Mortgagee's endorsement" or "Landlord's loss-payable endorsement" which shall provide in substance as follows:

         A. Loss or damage, if any, under the policy shall be paid to Landlord and its successors and assigns ("Landlord") in whatever form or capacity its interest may appear and whether said interest be vested in said Landlord in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Landlord.

         B. The insurance under the policy, or under any rider or endorsement attached thereto, as to the interest only of Landlord, its successors and assigns, shall not be invalidated nor suspended:

                  (a) by any error, omission or change respecting the ownership, description, possession or location of the subject of the insurance or the interests therein or the title thereto; or

                  (b) by the commencement of foreclosure or similar proceedings or the giving of notice of sale of any of the property covered by the policy by virtue of any mortgage, deed of trust, or security interest; or

                  (c) by any breach of warranty, act, omission, neglect, or noncompliance with any provisions of the policy by the named insured, or any one else, whether before or after a loss, which under the provisions of the policy of insurance, would invalidate or suspend the insurance as to the named insured, excluding, however, any acts or omissions of Landlord while exercising active control and management of the insured property.

         C. Insurer shall provide Landlord and each of the Lenders with not less than thirty (30) days, prior written notice of cancellation of the policy (for non-payment or any other reason) or of the non-renewal thereof.

         D. The insurer reserves the right to cancel the policy at any time, but only as provided by its terms. However, in such case this policy shall continue in force for the benefit of Landlord for thirty (30) days after written notice of such cancellation is received by Landlord and shall then cease.